UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 28, 2012

Remark Media, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33720	33-1135689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

Six Concourse Parkway, Suite 1500, Atlanta, Georgia 30328
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code	(770) 821-6670

(Former Name, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                    Submission of Matters to a Vote of Security Holders.

Remark Media, Inc. (the "Company") held its 2012 Annual Meeting of Stockholders on June 28, 2012.  At the annual meeting, the Company’s stockholders:

(1) re-elected four members of the Board of Directors to hold office until the next annual meeting of stockholders; and

(2) ratified the appointment of Cherry, Bekaert & Holland, L.L.P. to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 2012.

The stockholders voted on these matters as follows:

Election of Directors
Nominee	For	Withheld	Broker Non-Votes
Scott Booth	3,021,631	280,017	1,248,685
Theodore P. Botts	3,284,473	17,175	1,248,685
Gregory M. Swayne	3,284,473	17,175	1,248,685
Kai-Shing Tao	2,902,311	399,337	1,248,685

The following proposal was adopted by the margin indicated:
Description of Proposal	For	Against	Abstain	Broker Non-Votes
Ratification of Appointment of Cherry, Bekaert & Holland, L.L.P. as Independent Registered Public Accounting Firm	4,514,718	15,597	20,018	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Remark Media, Inc.

Date: June 29, 2012	By:	/s/ Bradley T. Zimmer
Name: Bradley T. Zimmer
Title: Chief Operating Officer & General Counsel